UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017
______________________

IHS MARKIT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36495	98-1166311
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor, Ropemaker Place
25 Ropemaker Street
London, England
EC2Y 9LY
(Address of principal executive offices and zip code)

+44 20 7260 2000
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: N/A
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 7, 2017, the Board of Directors (the “Board”) of IHS Markit Ltd. (the “Company”) determined, in accordance with the Company’s bye-laws, that, from and after January 1, 2018, the Board should increase in size to 12 directors. In addition, the Board appointed Nicoletta Giadrossi as a Class I Director of the Company effective as of January 1, 2018, to serve until the 2018 annual general meeting or until her appointment is otherwise terminated in accordance with the Company’s bye-laws. Ms. Giadrossi will also serve on the Audit Committee of the Board. Ms. Giadrossi’s appointment was recommended to the Board by its Nominating and Governance Committee.

In accordance with the Company’s 2017 Nonemployee Director Compensation Program, Ms. Giadrossi will be entitled to receive compensation on the same terms as other nonemployee directors of the Board, including an annual board retainer of $90,000 and an annual equity award consisting of restricted stock units whose underlying shares shall have, on the date of grant, a fair market value equal to $180,000. Such award will be subject to the terms and conditions of the Company’s 2014 Equity Incentive Award Plan and will vest one year from the grant date. The Company will also reimburse Ms. Giadrossi for all reasonable expenses in connection with her services to the Company. Ms. Giadrossi will enter into the Company’s standard indemnification agreement, which form has been filed as Exhibit 10.4 of the Company’s Quarterly Report on Form 10-Q (file no. 001-36495) filed on October 7, 2016, and is incorporated herein in its entirety by reference.

There is no arrangement or understanding between Ms. Giadrossi and any other persons pursuant to which Ms. Giadrossi was selected as a director. In addition, Ms. Giadrossi is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS MARKIT LTD.

Date: December 8, 2017	By:	/s/ Sari Granat
Sari Granat
Executive Vice President and General Counsel